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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -------------------


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                           Date of Report: May 3, 2000




Commission        Exact name of registrant as specified in its charter    State of         I.R.S. Employer
File Number       and principal office address and telephone number       Incorporation    ID. Number

 1-1217           Consolidated Edison Company
                  of New York, Inc.                                       New York         13-5009340
                  4 Irving Place, New York, New York 10003
                  (212) 460-4600


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                                     - 2 -


                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

      On May 3, 2000, Consolidated Edison Company of New York, Inc. (the "Company") entered into an underwriting agreement with Salomon Smith Barney Inc. for the sale of $325 million aggregate principal amount of the Company's 8 1/8% Debentures, Series 2000 A (the "Debentures"). The Debentures were registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-3 (No. 333-90385, declared effective November 17, 1999) which registered $500 million aggregate principal amount of unsecured debt securities of the Company (of which $110 million were sold as part of a previous debt issue). Copies of the underwriting agreement and the definitive form of the Debentures are filed as exhibits to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

      1 Underwriting Agreement relating to the Debentures, dated May 3, 2000 and Underwriting Agreement Basic Provisions, dated November 1, 1999.

        4         Form of Debenture.


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                                    SIGNATURE





      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONSOLIDATED EDISON COMPANY
                                    OF NEW YORK, INC.



                                    By    Robert P. Stelben
                                      --------------------------------
                                          Robert P. Stelben
                                          Vice President and Treasurer



DATE:  May 3, 2000

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                                Index to Exhibits

                                                            Sequential Page
                                                            Number at which
Exhibit           Description                               Exhibit Begins


1           Underwriting Agreement relating to the
            Debentures dated May 3, 2000 and Underwriting
            Agreement Basic Provisions, dated November 1,
            1999.

  4         Form of Debenture.